HOME LOAN TRUST 2003-HI4

                                     Issuer

                                       AND

                               JPMORGAN CHASE BANK

                                Indenture Trustee

                                    INDENTURE

                          Dated as of December 23, 2003

                      -------------------------------------

                             HOME LOAN-BACKED NOTES

                                  -------------




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                        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                            ACT OF 1939 AND INDENTURE PROVISIONS*

Trust Indenture
ACT SECTION                                        INDENTURE SECTION
-----------                                        -----------------
  310(a)(1).......................................           6.11
      (a)2).......................................           6.11
     (a)(3).......................................           6.10
     (a)(4).......................................      Not Applicable
     (a)(5).......................................           6.11
        (b).......................................        6.08, 6.11
        (c).......................................      Not Applicable
     311(a).......................................           6.12
        (b).......................................           6.12
        (c).......................................      Not Applicable
     312(a).......................................       7.01, 7.02(a)
        (b).......................................          7.02(b)
        (c).......................................          7.02(c)
     313(a).......................................           7.04
        (b).......................................           7.04
        (c).......................................    7.03(a)(iii), 7.04
        (d).......................................           7.04
     314(a).......................................       3.10, 7.03(a)
        (b).......................................           3.07
     (c)(1).......................................     8.05(c), 10.01(a)
     (c)(2).......................................     8.05(c), 10.01(a)
     (c)(3).......................................      Not Applicable
     (d)(1).......................................     8.05(c), 10.01(b)
     (d)(2).......................................     8.05(c), 10.01(b)
     (d)(3).......................................     8.05(c), 10.01(b)
        (e).......................................         10.01(a)
     315(a).......................................          6.01(b)
        (b).......................................           6.05
        (c).......................................          6.01(a)
        (d).......................................          6.01(c)
     (d)(1).......................................          6.01(c)
     (d)(2).......................................          6.01(c)
     (d)(3).......................................          6.01(c)
        (e).......................................           5.13
316(a)(1)(A)......................................           5.11
316(a)(1)(B)......................................           5.12
  316(a)(2).......................................      Not applicable
     316(b).......................................           5.07
  317(a)(1).......................................           5.04
  317(a)(2).......................................          5.03(d)
     317(b).......................................          3.03(a)
     318(a).......................................           10.07

*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.



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


                                TABLE OF CONTENTS

SECTION                                                                                   PAGE


                                    ARTICLE I

                                         DEFINITIONS
        Section  1.01.Definitions............................................................2
        Section  1.02.Incorporation by Reference of Trust Indenture Act......................2
        Section  1.03.Rules of Construction..................................................2

                                          ARTICLE II

                                  Original Issuance of Notes
        Section  2.01.Form...................................................................4
        Section  2.02.Execution, Authentication and Delivery.................................4

                                         ARTICLE III

                                          Covenants
        Section  3.01.Collection of Payments with respect to the Grantor Trust Certificate...6
        Section  3.02.Maintenance of Office or Agency........................................6
        Section  3.03.Money for Payments To Be Held in Trust; Paying Agent...................6
        Section  3.04.Existence..............................................................7
        Section  3.05.Payment of Principal and Interest; Defaulted Interest..................8
        Section  3.07.Opinions as to Trust Estate...........................................13
        Section  3.08.Performance of Obligations; Servicing Agreement.......................13
        Section  3.09.Negative Covenants....................................................14
        Section  3.10.Annual Statement as to Compliance.....................................14
        Section  3.11.Recording of Assignments..............................................14
        Section  3.12.Representations and Warranties Concerning the Grantor Trust Certificate15
        Section  3.13.Reserved..............................................................15
        Section  3.14.Reserved..............................................................15
        Section  3.15.Investment Company Act................................................15
        Section  3.16.Issuer May Consolidate, etc...........................................15
        Section  3.17.Successor or Transferee...............................................17
        Section  3.18.No Other Business.....................................................17
        Section  3.19.No Borrowing..........................................................17
        Section  3.20.Guarantees, Loans, Advances and Other Liabilities.....................17
        Section  3.21.Capital Expenditures..................................................17
        Section  3.22.Owner Trustee Not Liable for the Certificate or Related Documents.....17
        Section  3.23.Restricted Payments...................................................18
        Section  3.24.Notice of Events of Default...........................................18
        Section  3.25.Further Instruments and Acts..........................................18
        Section  3.26.Statements to Noteholders.............................................18


                                              i

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        Section  3.27.Allocation of Liquidation Loss Amounts................................18
        Section  3.28.Reserved..............................................................19
        Section  3.29.Determination of Class A-1 Note Rate..................................19
        Section  3.30.Liquidation on Final Scheduled Payment Date...........................19
        Section  3.31.No Recourse...........................................................19
        Section  3.32.Additional UCC Representations and Warranties.........................19

                                          ARTICLE IV

                      The Notes; Satisfaction and Discharge of Indenture
        Section  4.01.The Notes.............................................................21
        Section  4.02.Registration of and Limitations on Transfer and Exchange of Notes;
        Appointment          of Certificate Registrar.......................................21
        Section  4.03.Mutilated, Destroyed, Lost or Stolen Notes............................23
        Section  4.04.Persons Deemed Owners.................................................24
        Section  4.05.Cancellation..........................................................24
        Section  4.06.Book-Entry Notes......................................................24
        Section  4.07.Notices to Depository.................................................25
        Section  4.08.Definitive Notes......................................................25
        Section  4.09.Tax Treatment.........................................................26
        Section  4.10.Satisfaction and Discharge of Indenture...............................26
        Section  4.11.Application of Trust Money............................................27
        Section  4.12.Reserved..............................................................27
        Section  4.13.Repayment of Monies Held by Paying Agent..............................27
        Section  4.14.Temporary Notes.......................................................27

                                          ARTICLE V

                                     Default and Remedies
        Section  5.01.Events of Default.....................................................28
        Section  5.02.Acceleration of Maturity; Rescission and Annulment....................28
        Section  5.03.Collection of Indebtedness and Suits for Enforcement by Indenture Trustee29
        Section  5.04.Remedies; Priorities..................................................31
        Section  5.05.Optional Preservation of the Trust Estate.............................32
        Section  5.06.Limitation of Suits...................................................33
        Section  5.07.Rights of Noteholders to Receive Principal and Interest...............33
        Section  5.08.Restoration of Rights and Remedies....................................34
        Section  5.09.Rights and Remedies Cumulative........................................34
        Section  5.10.Delay or Omission Not a Waiver........................................34
        Section  5.11.Control by Noteholders................................................34
        Section  5.12.Waiver of Past Defaults...............................................35
        Section  5.13.Undertaking for Costs.................................................35
        Section  5.14.Waiver of Stay or Extension Laws......................................35
        Section  5.15.Sale of Trust Estate..................................................36
        Section  5.16.Action on Notes.......................................................37
        Section  6.01.Duties of Indenture Trustee...........................................38


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        Section  6.02.Rights of Indenture Trustee...........................................39
        Section  6.03.Individual Rights of Indenture Trustee................................39
        Section  6.04.Indenture Trustee's Disclaimer........................................39
        Section  6.05.Notice of Event of Default............................................40
        Section  6.06.Reports by Indenture Trustee to Holders...............................40
        Section  6.07.Compensation and Indemnity............................................40
        Section  6.08.Replacement of Indenture Trustee......................................40
        Section  6.09.Successor Indenture Trustee by Merger.................................41
        Section  6.10.Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....42
        Section  6.11.Eligibility; Disqualification.........................................43
        Section  6.12.Preferential Collection of Claims Against Issuer......................43
        Section  6.13.Representations and Warranties........................................43
        Section  6.14.Directions to Indenture Trustee.......................................44
        Section  6.15.Indenture Trustee May Own Securities..................................44

                                         ARTICLE VII

                                Noteholders' Lists and Reports
        Section  7.01.Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders45
        Section  7.02.Preservation of Information; Communications to Noteholders............45
        Section  7.03.Reports by Issuer.....................................................45
        Section  7.04.Reports by Indenture Trustee..........................................46

                             Section 7.05.Exchange Act Reporting.

                                  ARTICLE VIII

                             Accounts, Disbursements and Releases
        Section  8.01.Collection of Money...................................................47
        Section  8.02.Trust Accounts........................................................47
        Section  8.03.Officer's Certificate.................................................47
        Section  8.04.Termination Upon Distribution to Noteholders..........................48
        Section  8.05.Release of Trust Estate...............................................48
        Section  8.06.Surrender of Notes Upon Final Payment.................................48

                                          ARTICLE IX

                                   Supplemental Indentures
        Section  9.01.Supplemental Indentures Without Consent of Noteholders................49
        Section  9.02.Supplemental Indentures With Consent of Noteholders...................50
        Section  9.03.Execution of Supplemental Indentures..................................52
        Section  9.04.Effect of Supplemental Indenture......................................52
        Section  9.05.Conformity with Trust Indenture Act...................................52
        Section  9.06.Reference in Notes to Supplemental Indentures.........................52



                                             iii

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                                          ARTICLE X

                                        Miscellaneous
        Section  10.01.      Compliance Certificates and Opinions, etc......................54
        Section  10.02.      Form of Documents Delivered to Indenture Trustee...............55
        Section  10.03.      Acts of Noteholders............................................56
        Section  10.04.      Notices, etc., to Indenture Trustee, Issuer and Rating Agencies57
        Section  10.05.      Notices to Noteholders; Waiver.................................57
        Section  10.06.      Alternate Payment and Notice Provisions........................58
        Section  10.07.      Conflict with Trust Indenture Act..............................58
        Section  10.08.      Effect of Headings.............................................58
        Section  10.09.      Successors and Assigns.........................................58
        Section  10.10.      Separability...................................................58
        Section  10.11.      Benefits of Indenture..........................................58
        Section  10.12.      Legal Holidays.................................................59
        Section  10.13.      Governing Law..................................................59
        Section  10.14.      Counterparts...................................................59
        Section  10.15.      Recording of Indenture.........................................59
        Section  10.16.      Issuer Obligation..............................................59
        Section  10.17.      No Petition....................................................59
        Section  10.18.      Inspection.....................................................60

Signatures and Seals
Acknowledgments

EXHIBITS

Exhibit A-1       Form of Class A Notes

Exhibit A-2       Form of Class M Notes

Exhibit B         Form of Back-up Certification to Form 10-K Certificate

Appendix A     Definitions


               This is the Indenture, dated as of December 23, 2003, between HOME LOAN TRUST 2003-HI4, a Delaware statutory trust, as Issuer (the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"),

                                       WITNESSETH THAT:

               Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 2003-HI4 Home Loan-Backed Notes (the "Notes").

                                 GRANTING CLAUSE

               The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created (a) the Grantor Trust Certificate, (b) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; and (c) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

               The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

               The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

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                                          ARTICLE I


                                         DEFINITIONS

        Section 1.01.DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02.INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture   trustee"  or   "institutional   trustee"  means  the
          Indenture Trustee.

               "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section  1.03.RULES OF CONSTRUCTION. Unless the context otherwise requires:

                      (i) a term has the meaning assigned to it;

                      (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                      (iii) "or" is not exclusive;

                      (iv) "including" means including without limitation;

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                      (v) words in the singular  include the plural and words in the plural include the singular; and

                      (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

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                                          ARTICLE II

                                  ORIGINAL ISSUANCE OF NOTES

        Section 2.01.FORM. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A-1, A-2 and A-3, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes. The terms of the Notes set forth in Exhibit A-1 and A-2 are part of the terms of this Indenture.

        Section 2.02.EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $40,439,000 with respect to the Class A-I-1 Notes, $15,471,000 with respect to the Class A-I-2 Notes, $27,031,000 with respect to the Class A-I-3 Notes, $12,976,000 with respect to the Class A-I-4 Notes, $16,522,000 with respect to the Class A-I- 5 Notes, $112,439,000 with respect to the Class A-II Notes, $25,327,000 with respect to the Class M-1 Notes, $21,490,000 with respect to the Class M-2 Notes and $18,420,000 with respect to the Class M-3 Notes.

        The Notes shall be dated the date of their authentication. The Notes shall be issuable as registered Notes. The Class A Notes and the Class M-1 Notes shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1 in excess thereof. The Class M-2 Notes and Class M-3 Notes shall be issuable in the minimum initial Note Balances of $250,000 and in integral multiples of $1 in excess thereof.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                         ARTICLE III

                                          COVENANTS

        Section 3.01.COLLECTION OF PAYMENTS WITH RESPECT TO THE GRANTOR TRUST CERTIFICATE. The Indenture Trustee shall establish and maintain with itself the Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Grantor Trustee, each remittance received by the Indenture Trustee with respect to the Grantor Trust Certificate. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in
Section 3.05 herein from monies on deposit in the Payment Account.

        Section 3.02.MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

        Section 3.03.MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                      (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                      (ii) give the Indenture Trustee written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                      (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

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                      (iv) immediately  resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                      (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                      (vi) deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

        Section 3.04.EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Grantor Trust Agreement, the Grantor Trust Certificate and each other instrument or agreement included in the Trust Estate.

        Section 3.05.PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST. (a) On each Payment Date from amounts on deposit in the Payment Account (other than amounts deposited constituting prepayment charges), the Paying Agent shall pay to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholder and to other Persons the amounts to which they are entitled, as set forth in the statements delivered to the Indenture Trustee pursuant to
Section 4.01 of the Servicing Agreement, as set forth in this Section 3.05.

        (b) On each Payment Date, Interest Collections shall be distributed to the Notes and the B Component in the following order of priority:

                      (i) first, to the Senior Notes, Accrued Note Interest on that Class for such Payment Date, plus any unpaid Accrued Note Interest remaining unpaid from any prior Payment Date, pro rata, to the extent of the Interest Collections for that Payment Date as provided in clause (c) below;

                      (ii) second, to the Class M-1 Notes, Accrued Note Interest on that Class for such Payment Date, plus any unpaid Accrued Note Interest remaining unpaid from any prior Payment Date, to the extent of Interest Collections for the Payment Date after distributions of interest to the Senior Notes;

                      (iii) third, to the Class M-2 Notes, Accrued Note Interest on that Class for such Payment Date, plus any unpaid Accrued Note Interest remaining unpaid from any prior Payment Date, to the extent of Interest Collections for the Payment Date after distributions of interest to the Senior Notes and the Class M-1 Notes;

                      (iv) fourth, to the Class M-3 Notes, Accrued Note Interest on that Class for such Payment Date, plus any unpaid Accrued Note Interest remaining unpaid from any prior Payment Date, to the extent of Interest Collections for the Payment Date after distributions of interest to the Senior Notes, the Class M-1 Notes and the Class M-2 Notes; and

                      (v) fifth, to the Certificate Paying Agent on behalf of the Certificateholder in respect of the B Component, Accrued Component Interest thereon for such Payment Date, plus any unpaid Accrued Component Interest thereon remaining unpaid from any prior Payment Date, to the extent of Interest Collections for that Payment Date after distributions of interest to the Senior Notes and Class M Notes.

        (c) Interest payments in the amounts described in clause (b)(i) above will be payable on each Payment Date to the Class A-I Notes and the Class A-II Notes concurrently from the following amounts:

                      (i) first, from Interest Collections derived from the related Loan Group;

                      (ii) second, from Interest Collections derived from the non-related Loan Group after taking into account any payments in respect of interest on the other Class or Classes of Notes made in clause (i) above;

                      (iii) third, from Principal Collections derived from the related Loan Group; and

                      (iv) fourth, from Principal Collections derived from the non-related Loan Group after taking into account any payments in respect of interest on the other Class or Classes of Notes made in clause (iii) above.

        (d) On each Payment Date, other than the Payment Date in February 2029, the Principal Distribution Amount shall be distributed in the following order of priority:

                      (i) first, the Senior Principal Distribution Amount shall be distributed to the Class A-I Notes and Class A-II Notes in the manner and priority set forth below;

                      (ii) second, the Class M-1 Principal Distribution Amount shall be distributed to the Class M-1 Notes until the Note Balance thereof has been reduced to zero;

                      (iii) third, the Class M-2 Principal Distribution Amount shall be distributed to the Class M-2 Notes until the Note Balance thereof has been reduced to zero;

                      (iv) fourth, the Class M-3 Principal Distribution Amount shall be distributed to the Class M-3 Notes until the Note Balance thereof has been reduced to zero;

                      (v) fifth, the B Component Principal Distribution Amount shall be distributed to the Certificate Paying Agent on behalf of the Certificateholder in respect of the B Component until the Component Principal Balance thereof has been reduced to zero; and

                      (vi)  sixth,  the  balance,   if  any,  remaining  of  the
        Principal Distribution Amount after the distributions described in clauses (i) through (v) hereof above shall be paid to the Class M Notes and the Certificate Paying Agent on behalf of the Certificateholder in respect of the B Component in accordance with the provisions for the payment of the Net Monthly Excess Cash Flow as described in subsection
        (e) below, commencing with clause (iii) thereof.

               The Senior Principal Distribution Amount will be distributed concurrently to (a) the Class A-I Notes in the aggregate and (b) the Class A-II Notes, in each case allocated in proportion to the pro rata percentage of the sum of (i) the Principal Collections derived from the Home Loans in the related Loan Group for that Payment Date and (ii) the aggregate amount of Liquidation Loss Amounts incurred on the Home Loans in the related Loan Group for that Payment Date, in each case until the Note Balances of the Class A-I Notes in the aggregate or Class A-II Notes have been reduced to zero. In addition, once the Note Balances of the Notes related to a Loan Group have been reduced to zero, principal payments in respect of that Loan Group will be distributed to the remaining Class or Classes of Notes related to the other Loan Group until their Note Balances have been reduced to zero.

               Any payments of principal allocable to the Class A-I Notes, shall be paid to the Class A-I-1 Notes, Class A-I-2 Notes, Class A-I-3 Notes, Class A-I-4 Notes and Class A-I-5 Notes, in that order, in each case until the outstanding Note Balance of each of these Notes has been reduced to zero.

               Any payments of principal allocable to the Class A-II Notes shall be paid to the Class A-II Notes until the outstanding Note Balance of the Class A-II Notes has been reduced to zero.

               In the event that the Class M Notes and B Component have been reduced to zero while any Class A Note is outstanding, all priorities relating to Senior Principal Distribution Amount referenced above will be disregarded. Instead, an amount equal to the Senior Principal Distribution Amount will be distributed to the Class A Notes remaining, pro rata in accordance with their respective outstanding Note Balances.

               On the Payment Date in February 2029, principal will be due and payable on each Class of Notes and the B Component in amounts equal to the related Note Balance and Component Principal Balance, if any. In no event will principal payments on any Class of Notes or the B Component on any Payment Date exceed the related Note Balance or Component Principal Balance on that date.

        (e) On each Payment Date, the Net Monthly Excess Cash Flow will be distributed in the following order of priority:

                      (i)  first,   to  pay  the  aggregate   Liquidation   Loss
        Distribution Amount for that Payment Date to the Notes and the B Component;

                      (ii) second, to pay the Reserve Increase Amount for that Payment Date to the Notes and the B Component, with any amount payable to the B Component to the Certificate Paying Agent on behalf of the Certificateholder in respect of the B Component;

                      (iii) third, to pay any Allocable Loss Interest on the Class M-1 Notes until fully reimbursed;

                      (iv)  fourth,   to  reimburse  the  Class  M-1  Notes  for
        Liquidation  Loss  Amounts  previously  allocated  thereto  pursuant  to
        Section 3.27 until fully reimbursed;

                      (v) fifth, to pay any Allocable Loss Interest on the Class M-2 Notes until fully reimbursed;

                      (vi)  sixth,   to  reimburse   the  Class  M-2  Notes  for
        Liquidation  Loss  Amounts  previously  allocated  thereto  pursuant  to
        Section 3.27 until fully reimbursed;

                      (vii) seventh, to pay any Allocable Loss Interest on the Class M-3 Notes, until fully reimbursed;

                      (viii) eighth, to reimburse the Class M-3 Notes for Liquidation Loss Amounts previously allocated thereto pursuant to
        Section 3.27 until fully reimbursed;

                      (ix) ninth,  to pay any  Allocable  Loss Interest on the B
        Component   to  the   Certificate   Paying   Agent  on   behalf  of  the
        Certificateholder in respect of the B Component until fully reimbursed;

                      (x) tenth, to reimburse the B Component for Liquidation Loss Amounts previously allocated thereto pursuant to Section 3.27 to the Certificate Paying Agent on behalf of the Certificateholder in respect of the B Component until fully reimbursed;

                      (xi) eleventh, any remaining amounts and any amounts constituting prepayment charges will be distributed to the Certificate Paying Agent on behalf of the Certificateholder in respect of the Residual Component.

        (f) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section   3.05   for  the   purpose   of   distributing   such   funds   to  the
Certificateholder.

        (g) The amounts paid to Noteholders shall be paid to the Notes and the B Component in accordance with the applicable percentage as set forth in the definition of Note Rate and Component Interest Rate, respectively. Interest will accrue on the Notes (other than the Class A-I-1 Notes) and the B Component on the basis of a 360-day year consisting of twelve 30-day months. Interest will accrue on the Class A-I-1 Notes on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        (h) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Note Balance of at least $1,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

        (i) The Note Balance of each Note shall be due and payable in full on the Final Scheduled Payment Date as provided in the related form of Note set forth in Exhibit A-1 and A-2. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon written notice to the Indenture Trustee by the Issuer (or by the Master Servicer on behalf of the Issuer, pursuant to Section 8.08(c) of the Servicing Agreement) of the Final Scheduled Payment Date for the Notes or other final Payment

Date, the Indenture Trustee shall notify the related Noteholders of record of the Final Scheduled Payment Date or other final Payment Date, by mail or facsimile, no later than five Business Days prior to the Final Scheduled Payment Date or other final Payment Date and shall specify:

                      (i) that the Record Date otherwise applicable to such Payment Date is not applicable;

                      (ii) that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment; and

                      (iii) the amount of any such final payment, if known.

        Section 3.06.PROTECTION OF TRUST ESTATE. (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                      (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                      (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                      (iii)   enforce  any   provision  of  the  Grantor   Trust
        Certificate or Grantor Trust Agreement; and

                      (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

        (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions. The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

        Section 3.07.OPINIONS AS TO TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Grantor Trust Certificate and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

        (b) On or before December 31st in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Grantor Trust Certificate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Grantor Trust Certificate until December 31 in the following calendar year.

        Section 3.08.PERFORMANCE OF OBLIGATIONS; SERVICING AGREEMENT. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

        (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

        (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Grantor Trust Certificate or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Grantor Trust Certificate or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

        (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

        Section 3.09.NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                      (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                      (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                      (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (B) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                      (iv) waive or impair, or fail to assert rights under the Grantor Trust Certificate, or impair or cause to be impaired the Grantor Trust Certificate or the Issuer's interest in the Grantor Trust Certificate, the Home Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

        Section 3.10.ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                      (i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Owner Trust Agreement has been made under such Authorized Officer's supervision; and

                      (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Owner Trust
        Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

        Section 3.11.RECORDING OF ASSIGNMENTS. The Issuer shall enforce the obligation of the Seller under the Home Loan Purchase Agreement to submit or cause to be submitted for recording all Assignments of Mortgages within 60 days of receipt of recording information by the Master Servicer.

        Section 3.12.REPRESENTATIONS AND WARRANTIES CONCERNING THE GRANTOR TRUST CERTIFICATE. The Indenture Trustee, as pledgee of the Grantor Trust Certificate, has the benefit of the representations and warranties made by the Seller in
Section 3.1(a) and Section 3.1(b) of the Home Loan Purchase Agreement concerning the Home Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

        Section  3.13.RESERVED.

        Section  3.14.RESERVED.

        Section 3.15.INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or "controlled by" an investment company as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

        Section 3.16.ISSUER MAY CONSOLIDATE, ETC. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                      (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholder and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                      (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                      (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                      (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                      (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                      (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

        (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person (other than the initial transfer of the Owner Trust Certificate by the Depositor to the Seller, by the Seller to RFC Asset Holdings II, Inc., by RFC Asset Holdings II, Inc. to the Class B Issuer and by the Class B Issuer to the Class B Trustee under the Class B Indenture), unless:

                      (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                      (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                      (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

                      (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                      (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                      (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

        Section 3.17.SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

        (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

        Section 3.18.NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Grantor Trust Certificate and the issuance of the Notes and the Certificate in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

        Section 3.19.NO BORROWING.  The Issuer shall not issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

        Section 3.20.GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

        Section 3.21.CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

        Section 3.22.OWNER TRUSTEE NOT LIABLE FOR THE CERTIFICATE OR RELATED DOCUMENTS. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificate (other than the signatures of the Owner Trustee on the Certificate) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholder under the Owner Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

        Section 3.23.RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholder as contemplated by, and to the extent funds are available for such purpose under the Owner Trust Agreement, and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

        Section 3.24.NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, under the Owner Trust Agreement and under the Grantor Trust Agreement.

        Section 3.25.FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

        Section  3.26.STATEMENTS  TO  NOTEHOLDERS.  On each  Payment  Date,  the
Indenture Trustee and the Certificate Registrar shall forward by mail or otherwise make available electronically to the Depositor, the Rating Agencies and to each Noteholder and Certificateholder, respectively, the statement delivered to it, on the Business Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

        Section 3.27.ALLOCATION OF LIQUIDATION LOSS AMOUNTS. The subordination provided to the Senior Notes by the Class M Notes and the B Component and the subordination provided to each class of Class M Notes by the B Component and by any class of Class M Notes subordinate thereto will cover Liquidation Loss Amounts on the Home Loans. On each Payment Date, any Liquidation Loss Amounts will be allocated as follows: first, by a payment of the Liquidation Loss Distribution Amount, second by a reduction in the Outstanding Reserve Amount, third, to the B Component until the Component Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Notes, until the Note Balance thereof has been reduced to zero; fifth, to the Class M-2 Notes, until the Note Balance thereof has been reduced to zero; and sixth, to the Class M-1 Notes, until the Note Balance thereof has been reduced to zero. Liquidation Loss Amounts will not be allocated to the Senior Notes.

        Any allocation of Liquidation Loss Amounts to a Class of Notes or the Certificate in respect of the B Component, shall be made by reducing the Note Balance or Component Principal Balance thereof, as applicable, by the amount so allocated, which allocation shall be deemed to have occurred on such Payment Date. All Liquidation Loss Amounts and all other losses allocated to a Class of Notes or to the Certificate in respect of the B Component hereunder, as applicable, will be allocated among the Notes or the Certificate, as applicable, of such Class in proportion to the Percentage Interests evidenced thereby.

        Section  3.28.RESERVED.

        Section 3.29.DETERMINATION OF CLASS A-I-1 NOTE RATE. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Accrual Period and (ii) the first day of each succeeding Interest Accrual Period, the Indenture Trustee shall determine LIBOR and the Note Rate for the Class A-I-1 Notes for such Interest Accrual Period and shall inform the Issuer, the Master Servicer and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of a Class A-I-1 Note, by accepting its Class A-I-1 Note, agrees to be bound by such determination.

        Section 3.30.LIQUIDATION ON FINAL SCHEDULED PAYMENT DATE. On the Final Scheduled Payment Date, if the Notes and B Component are not paid in full on or prior to the Final Scheduled Payment Date, the Indenture Trustee shall take full account of the assets and liabilities of the Owner Trust, shall liquidate the assets, in a commercially reasonable manner and on commercially reasonable terms, as promptly as is consistent with obtaining the fair value thereof and in accordance with Section 5.15, and shall apply and distribute the proceeds therefrom in the order of priority described in Section 3.05(c).

        Section 3.31.NO RECOURSE. Upon the occurrence of an Event of Default under the Notes, this Indenture or the other Basic Documents, Holders of the Notes shall have recourse only to the Collateral and all proceeds thereof, as and to the extent provided herein, and no recourse shall be had by such Holders against the Issuer or its other assets or properties.

        Section 3.32.ADDITIONAL UCC REPRESENTATIONS AND WARRANTIES. The Issuer hereby represents and warrants that:

                      (i) this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee on behalf of the Holders of the Notes, which security interest is prior to all other liens, and is enforceable as such as against creditors of the Issuer.

                      (ii) the Issuer owns and has good and marketable title to the Trust Estate free and clear of any lien, claim or encumbrance of any Person.

                      (iii) the Issuer will cause the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law within 10 days of the Closing Date in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee on behalf of the Holders of the Notes.

                      (iv) other than the security interest granted to the Indenture Trustee on behalf of the Holders of the Notes pursuant to the Basic Documents, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer is not aware of any judgment or tax lien filings against it. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement (i) relating to the security interest granted to Indenture Trustee on behalf of the Holders of the Notes hereunder or (ii) that has been terminated.

                                          ARTICLE IV

                      THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

        Section 4.01.THE NOTES. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes as set forth in Section 4.06 herein. The minimum initial Note Balances with respect to the Class A Notes and the Class M-1 Notes shall be $25,000 and integral multiples of $1 in excess thereof, with respect to the Class M-2 Notes and Class M-3 Notes shall be $250,000 and integral multiples of $1 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner
Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

        Section 4.02.REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF CERTIFICATE REGISTRAR. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in authorized initial Note Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Owner Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificate and of transfers and exchanges thereof pursuant to Section 3.05 of the Owner Trust Agreement. The Indenture Trustee hereby accepts such appointment.

        Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that either (i) it is not a Plan nor is it acquiring a Note with Plan Assets or (2) the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

        The Notes may not be purchased with the assets of an ERISA plan if the Depositor, the Master Servicer, the Grantor Trustee, the Indenture Trustee, the Owner Trustee or any of their Affiliates:

                      (i) has investment or administrative discretion with respect to the ERISA plan's assets;

                      (ii) has authority or responsibility to give, or regularly gives, investment advice regarding the ERISA plan's assets, for a fee and under an agreement or understanding that the advice will serve as a primary basis for investment decisions regarding the ERISA plan's assets and will be based on the particular investment needs for the ERISA plan; or

                      (iii) is an employer maintaining or contributing to the ERISA plan.

        Section 4.03.MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8- 405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        Section 4.04.PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

        Section 4.05.CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

        Section 4.06.BOOK-ENTRY NOTES. Each Class of Notes shall initially be issued as one or more Notes held by the Book-Entry Custodian or, if appointed to hold such Notes as provided below, the Depository Trust Company, the initial Depository, and registered in the name of its nominee Cede & Co. Except as provided below, registration of such Notes may not be transferred by the Indenture Trustee except to another Depository that agrees to hold such Notes for the respective Beneficial Owners. The Indenture Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Master Servicer and, if the Indenture Trustee is not the Book-Entry Custodian, the Indenture Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any new appointment, except if the Depository is the successor to the Book-Entry Custodian. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Notes held as Book-Entry Notes by the Book-Entry Custodian. No Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                      (i) the provisions of this Section 4.06 shall be in full force and effect;

                      (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Owners of Notes;

                      (iii) to the extent that the  provisions  of this  Section
        4.06  conflict  with  any  other  provisions  of  this  Indenture,   the
        provisions of this Section 4.06 shall control;

                      (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                      (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the aggregate Note Balance of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

        Section 4.07.NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section  4.08,   the   Indenture   Trustee  shall  give  all  such  notices  and
communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

        Section 4.08.DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository.

        In addition, if an Event of Default has occurred and is continuing, each Note Owner materially adversely affected thereby may at its option request a Definitive Note evidencing such Note Owner's Percentage Interest in the Notes. In order to make such request, such Note Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Indenture Trustee to exchange or cause the exchange of the Note Owner's interest in such Class of Notes for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Indenture Trustee of instruction from the Depository directing the Indenture Trustee to effect such exchange (such instructions to contain information regarding the Note Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Notes and any other information reasonable required by the Indenture Trustee), (i) the Indenture Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Note Balance of the Definitive Notes,
(ii) the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Note evidencing such Note Owner's Percentage Interest in the Notes and (iii) the Issuer shall execute and the Indenture Trustee shall authenticate a new Book-Entry Note reflecting the reduction in the aggregate Note Balance of the Notes by the amount of the Definitive Notes.

        None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of any instruction required under this Section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

        Section 4.09.TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Section 4.10.SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

               (A) either

                      (1) the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                      (2) the Notes not theretofore delivered to the Indenture Trustee for cancellation

                      a. have become due and payable,

                      b. will become due and payable within one year, or

                      c. have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

               (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

               (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholder.

        Section 4.11.APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

        Section  4.12.RESERVED.

        Section 4.13.REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

        Section 4.14.TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                          ARTICLE V

                                     DEFAULT AND REMEDIES

        Section 5.01.EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee within five calendar days after learning of the occurrence ofany event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

        Section 5.02.ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the aggregate Note Balance of all Notes, by written notice to the Issuer and the Indenture Trustee may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

                      (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                      (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                      (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

        Section 5.03.COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

        (a) Subject to Section 3.31, the Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

        (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

        (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

        (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                      (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                      (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                      (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                      (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

        (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

        (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

        (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

        Section 5.04.REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of
Section 10.17 hereof may do one or more of the following (subject to Section 5.05):

                      (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                      (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                      (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

                      (iv) exercise its rights as Holder of the Grantor Trust Certificate pursuant to Section 7.02 of the Grantor Trust Agreement (provided, that the Indenture Trustee shall not exercise its rights under such Section 7.02 unless and until an Event of Default has occurred and is continuing);

                      (v) refrain from selling the Trust Estate and continue to apply all amounts received thereon to payments on the Notes in accordance with Section 3.05; and

                      (vi) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such Sale distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (C) the Indenture Trustee determines that the Grantor Trust Certificate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicing Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Home Loans by the Master Servicer as provided in the Servicing Agreement.

        (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

               FIRST: to the Indenture Trustee for all amounts due under Section
               6.07  herein and the  Grantor  Trustee  for all amounts due under
               Section 6.15 of the Grantor Trust Agreement; and

               SECOND: to the Holders of the Notes and the B Component for amounts due and unpaid on the Notes and the B Component for interest, according to the order and priority set forth in
               Section 3.05(b), from amounts available in the Trust Estate for such Noteholders;

               THIRD: to the Holders of the Class A Notes, on a pro rata basis, for amounts due and unpaid on such Class A Notes for principal, from amounts available in the Trust Estate, until the Note Balance thereof has been reduced to zero;

               FOURTH: to the holders of the Class M Notes and the B Component, for amounts due and unpaid on the Class M Notes and the B Component for principal, from amounts available in the Trust Estate, until the Note Balance and Component Principal Balance thereof has been reduced to zero, in the following order of priority: first, to the Class M-1 Notes, second, to the Class M-2 Notes, third, to the Class M-3 Notes and fourth, to the B Component.

               FIFTH:  to the  Certificate  Paying  Agent for  amounts due under
               Article VIII of the Owner Trust Agreement; and

               SIXTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

        Section 5.05.OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain (at the expense of the Issuer) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

        Section 5.06.LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

                      (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                      (ii) the Holders of not less than 25% of the aggregate Note Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                      (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                      (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                      (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the aggregate Note Balance of the Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

        Section 5.07.RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, but subject to Section 3.31, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        Section 5.08.RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        Section 5.09.RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.10.DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

        Section 5.11.CONTROL BY NOTEHOLDERS. The Holders of a majority of the aggregate Note Balance of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                      (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                      (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the aggregate Note Balance of Notes;

                      (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust
        Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the aggregate Note Balance of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                      (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

        Section 5.12.WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Section 5.13.UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

        Section 5.14.WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.15.SALE OF TRUST ESTATE. (a) The power to effect any sale, liquidation or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

        (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

     (1) the Holders of all Notes consent to, or direct the Indenture Trustee to make, such Sale, or

               (2) the proceeds of such Sale would not be less than the entire amount which would be payable to the Noteholders under the Notes, the Indenture Trustee hereunder and the Certificateholder under the Certificate in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

               (3) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Holders representing at least 66-2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

        (c) Unless the Holders have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

        (d) In connection with a Sale of all or any portion of the Trust Estate:

               (1) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

               (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and the Holder of the Certificate as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

               (3)  the   Indenture   Trustee   shall  execute  and  deliver  an
appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;



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



               (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in- fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

               (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        Section 5.16.ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).



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



                                          ARTICLE VI

                                    THE INDENTURE TRUSTEE

        Section 6.01.DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b) Except during the continuance of an Event of Default:

                      (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                      (ii)  in  the  absence  of bad  faith  on  its  part,  the
        Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

        (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (i) this  paragraph does not limit the effect of paragraph
        (b) of this Section 6.01;

                      (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                      (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11, which it is entitled to give under any of the Basic Documents.

        (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

        (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Owner Trust Agreement.

        (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that


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



repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

        Section 6.02.RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

        (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

        (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

        (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

        (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

        Section 6.03.INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

        Section 6.04.INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

        Section 6.05.NOTICE OF EVENT OF DEFAULT. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may


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



withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

        Section 6.06.REPORTS BY INDENTURE TRUSTEE TO HOLDERS. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

        Section 6.07.COMPENSATION AND INDEMNITY. The Issuer shall pay to the Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee shall be compensated and indemnified by the Master Servicer in accordance with Section 6.06 of the Servicing Agreement, and all amounts owing to the Indenture Trustee hereunder in excess of such amount shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (iv) or (v) of the definition thereof with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

        Section 6.08.REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                      (i) the  Indenture  Trustee  fails to comply with  Section
6.11;

                      (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;


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




                      (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                      (iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

        Section 6.09.SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction after the Closing Date.

        In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full


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



force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

        Section 6.10.APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Owner Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

        (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                      (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                      (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

        (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 6.11.ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture
Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

        Section  6.12.PREFERENTIAL  COLLECTION  OF CLAIMS  AGAINST  ISSUER.  The
Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

        Section 6.13.REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

                      (i) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                      (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                      (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                      (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.



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



                      (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Grantor Trust Certificate.

     Section 6.14.DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

        (a) to accept the pledge of the Grantor Trust Certificate and hold the assets of the Trust in trust for the Noteholders;

        (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A-1 and A-2 in accordance with the terms of this Indenture; and

        (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

        Section 6.15.INDENTURE TRUSTEE MAY OWN SECURITIES. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.


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



                                         ARTICLE VII

                                NOTEHOLDERS' LISTS AND REPORTS

        Section 7.01.ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

        Section 7.02.PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

        (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

        (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

        Section  7.03.REPORTS BY ISSUER.   (a)  The Issuer shall:

                      (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                      (ii) file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                      (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

        (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

        Section 7.04.REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

        Section 7.05.EXCHANGE ACT REPORTING. In connection with the preparation and filing of periodic reports by the Master Servicer pursuant to Section 4.04 of the Servicing Agreement, the Indenture Trustee shall timely provide to the
Master Servicer (I) a list of Holders as shown on the Note Register or Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as indenture trustee hereunder, or the Trust Estate that are received by the Indenture Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been submitted to a vote of the Holders, other than those matters that have been submitted to a vote of the Holders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Indenture Trustee to make any distribution to the Holders as required pursuant to this Indenture. Neither the Master Servicer nor the Indenture Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. In connection with the Form 10-K Certification (as defined in the Servicing Agreement), the Indenture
Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit B. A supplemental indenture may be entered into in accordance with the provisions of this Indenture to revise this Section 7.05 without the consent of the Holders.

                                         ARTICLE VIII

                             ACCOUNTS, DISBURSEMENTS AND RELEASES

        Section 8.01.COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

        Section 8.02.TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholder, the Payment Account as provided in Section 3.01 of this Indenture.

        (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and the Grantor Trust Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholder and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement and the Grantor Trust Agreement.

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to the Certificateholder in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)).

        The Master Servicer shall direct the Indenture Trustee in writing to invest any funds in the Payment Account in Permitted Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

        Section 8.03.OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

        Section 8.04.TERMINATION UPON DISTRIBUTION TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent (on behalf of the Certificateholder) and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

        Section 8.05.RELEASE OF TRUST ESTATE. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

        (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

        (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate.

        Section 8.06.SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                          ARTICLE IX

                                   SUPPLEMENTAL INDENTURES

        Section 9.01.SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                      (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                      (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                      (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                      (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                      (v) to cure any ambiguity, to correct any error, or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein, in any supplemental indenture or in the Prospectus Supplement;

                      (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;

                      (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                      (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not (A) have any material adverse tax consequences to the Noteholders and (B) adversely affect in any material respect the interest of the Certificateholder. The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

        (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax.

        (c) The Issuer and the Indenture Trustee shall, as directed by the Holder of the Certificate, enter into an indenture or indentures supplemental hereto for the purpose of providing for the issuance of one or more additional classes of Notes entitled to payments derived solely from all or a portion of the payments to which the Certificate issued on the Closing Date pursuant to the Trust Agreement are entitled; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax. Each such class of Notes shall be a non-recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments. Promptly after the execution by the Issuer and the Indenture Trustee of any amendments pursuant to this Section or the creation of a new indenture and the issuance of the related class or classes of Notes, the Issuer shall require the Indenture Trustee to give notice to the Holders of the Notes and the Rating Agencies setting forth in general terms the substance of the provisions of such amendment. Any failure of the Indenture Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any class of Notes issued pursuant thereto.

        Section 9.02.SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the aggregate Note Balance of the Notes affected thereby, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                      (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the Sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                      (ii) reduce the percentage of the related Note Balance of any Class of Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                      (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                      (iv) reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                      (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                      (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                      (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

and provided, further, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not adversely affect in any material respect the interests of the Certificateholder or shall have received the express written consent of the Certificateholder to the indenture supplement.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act of Noteholders (as defined in Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes and the Custodian to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 9.03.EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and conforms to the requirements of the Trust Indenture Act. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

        Section 9.04.EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Section 9.05.CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

        Section 9.06.REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                          ARTICLE X

                                        MISCELLANEOUS

        Section 10.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                      (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                      (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                      (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                      (5) if the Signer of such Certificate or Opinion is required to be Independent, the Statement required by the definition of the term "Independent".

        (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                      (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
        (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                      (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                      (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
        (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then aggregate Note Balance of the Notes.

                      (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Grantor Trust Certificate as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 2003, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

        Section 10.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        Section 10.03. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

        (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

        (c) The ownership of Notes shall be proved by the Note Registrar.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 10.04. NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                        (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

                        (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Home Loan Trust 2003-HI4, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, A Division of the McGraw-Hill Companies, Inc., 55 Water Street - 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

        Section 10.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

        Section 10.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

        Section 10.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

        Section 10.08. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

        Section 10.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

        Section 10.10. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 10.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 10.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        Section 10.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 10.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

        Section 10.16. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

        Section 10.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

        Section 10.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                        HOME LOAN TRUST 2003-HI4,
                            as Issuer

                               By:    Wilmington Trust Company
                                      not in its individual capacity
                                      but solely as Owner Trustee


                        By:
                           -----------------------------------------------
                        Name:
                        Title:


                        JPMORGAN CHASE BANK,
                        as Indenture Trustee


                        By:
                           -----------------------------------------------
                        Name:  Mark McDermott
                        Title: Vice President


JPMORGAN CHASE BANK
hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.


By:
    -----------------------------
Name: Mark McDermott
Title:  Vice President

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                       HOME LOAN TRUST 2003-HI4,
               as Issuer
                              By:    Wilmington Trust Company
                                     not in its individual capacity
                                     but solely as Owner Trustee

                       By:
                          -------------------------------------------
                       Name:  James P. Lawler
                       Title: Vice President

                       JPMORGAN CHASE BANK,
                       as Indenture Trustee


                       By:
                          -------------------------------------------
                       Name:  Mark McDermott
                       Title: Vice President


JPMORGAN CHASE BANK
hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.

By:
   ----------------------
Name:   Mark McDermott
Title:  Vice President

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )

        On this 23rd day of December, 2003, before me personally appeared Mark McDermott, to me known, who being by me duly sworn, did depose and say, that he resides at New York , NY, that he is the Vice President of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.




                                                                 Notary Public

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )

        On this 23rd day of December, before me the undersigned, Notary Public of said State, personally appeared Mark McDermott, personally known to me to be a duly authorized officer of JPMorgan Chase Bank that executed the within instrument and personally known to me to be the person who executed the within instrument on behalf of JPMorgan Chase Bank therein named, and acknowledged to me such JPMorgan Chase Bank executed the within instrument pursuant to its by-laws.




                                                                 Notary Public

STATE OF DELAWARE                   )
                                    ) ss.:
COUNTY OF NEW CASTLE                )

        On this 23rd day of December, 2003, before me personally appeared ___________________, to me known, who being by me duly sworn, did depose and say, that he resides at Wilmington, DE, that he is the _________________ of Wilmington Trust Company, as Owner Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.



                                                                 Notary Public


NOTARIAL SEAL

                                   Exhibit A-1

                                  FORM OF NOTES

                                CLASS A-__ NOTES

               UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

               THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT EITHER
(1) IT IS NOT A PLAN NOR IS IT ACQUIRING THIS NOTE WITH PLAN ASSETS OR (2) THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                                   HOME LOAN TRUST 2003-HI4
                              Home Loan-Backed Note

Registered                                        Principal Amount: $___________

Class A-__
No. __                                            Percentage Interest: _____%

CUSIP No. ___________                                     Note Rate: _____%

               Home Loan Trust 2003-HI4, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $___________, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class A-__ Notes pursuant to Section 3.05 of the Indenture dated as of December 23, 2003 (the "Indenture") between the Issuer, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in February 2029, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

               [Interest on the Class A-__ Notes will be paid monthly on each Payment Date at the Note Rate. The Note Rate for the Class A-__ Notes will be _____% per annum. Interest will be computed on the basis of a 30-day month and a 360-day year. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. On the Step-Up Date, the Note Rate on the Class A-_ Notes will increase by 0.50% per annum.]

               [Interest on the Class A-I-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. The Note Rate for each Interest Accrual Period will be equal to the lesser of (i) LIBOR plus___% per annum and (ii) ___% per annum. LIBOR for each applicable Interest Accrual Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Accrual Period and (ii) the first day of each succeeding Interest Accrual Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Class A-I-1 Note, by accepting this Class A-I-1 Note, agrees to be bound by such determination. Interest on this Class A-I-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this Class A-I-1 Note shall be paid in the manner specified in the Indenture.]

               Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

               Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

               Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Loan-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

               The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

               Principal of and interest on this Note will be payable on each Payment Date, commencing on January 26, 2004, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

               The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in February 2029 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Principal payments on the Notes shall be distributed in the manner and priority set forth in Section 3.05 of the Indenture.

               Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a

Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

               As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

               Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

               Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Master Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

               The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the aggregate Note Balance of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

               The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

               The  Issuer  is  permitted  by  the   Indenture,   under  certain
circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

               The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

               This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                             HOME LOAN TRUST 2003-HI4

                             By     WILMINGTON TRUST COMPANY, not in
                                    its individual capacity but solely as Owner
                                    Trustee
Dated: December  __, 2003
                             By
                                    -----------------------------------
                                    Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Notes referred to in the within mentioned Indenture.

                                     JPMORGAN  CHASE BANK,  not in
                                     its  individual  capacity but
                                     solely as Indenture Trustee

Dated: December  __, 2003


                              By
                                     --------------------------------------
                                     Authorized Signatory

                                          ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
__________________________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
_______________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                */
       ----------------------      -----------------------------------
                                    Signature Guaranteed:


                                                                     / *
                                    ---------------------------------



--------
1 NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   Exhibit A-2

                                  FORM OF NOTES

                                CLASS M-__ NOTES

               THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

               UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

               THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT EITHER
(1) IT IS NOT A PLAN NOR IS IT ACQUIRING THIS NOTE WITH PLAN ASSETS OR (2) THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                                   HOME LOAN TRUST 2003-HI4
                                    Home Loan-Backed Note

               Home Loan Trust 2003-HI4, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $___________, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class M-__ Notes pursuant to Section 3.05 of the Indenture dated as of December 23, 2003 (the "Indenture") between the Issuer, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in February 2029, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

               [Interest on the Class M-__ Notes will be paid monthly on each Payment Date at the Note Rate. The Note Rate for the Class M-__ Notes will be _____% per annum. Interest will be computed on the basis of a 30-day month and a 360-day year. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. On the Step-Up Date, the Note Rate on the Class M-__ Note will increase by 0.50% per annum.

               Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

               Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

               Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Loan-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

               The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

               Principal of and interest on this Note will be payable on each Payment Date, commencing on January 26, 2004, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

               The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in February 2029 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Principal payments on the Notes shall be distributed first to the Senior Notes, and then sequentially to the Class M-1 Notes, Class M-2 Notes and Class M-3 Notes, in that order, to the holders of Notes entitled thereto.

               Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

               As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this

Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

               Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

               Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Master Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

               The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The

Indenture also contains provisions permitting the holders of Notes representing specified percentages of the aggregate Note Balance of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

               The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

               The  Issuer  is  permitted  by  the   Indenture,   under  certain
circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

               The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

               This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                              HOME LOAN TRUST 2003-HI4

                              By     WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely as Owner
                                     Trustee
Dated: December  __, 2003
                              By
                                     --------------------------------------
                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class M-__ Notes referred to in the within mentioned Indenture.

                                      JPMORGAN  CHASE BANK,  not in
                                      its  individual  capacity but
                                      solely as Indenture Trustee

Dated: December   __, 2003


                               By
                                      -----------------------------------
                                      Authorized Signatory

                                          ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
____________________________________________

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
_______________________________________________________________________________
                                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                */
       -----------------       ---------------------------------------
                                    Signature Guaranteed:


                                                                     / *
                                    ---------------------------------




--------
1 NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                          EXHIBIT B

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE


        The undersigned, a Responsible Officer of JPMorgan Chase Bank (the "Indenture Trustee") certifies that:

        1. The Indenture Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Indenture dated as of December 23, 2003 (the "Indenture") by and between Home Loan Trust 2003-HI4, as the issuer (the "Issuer") and the Indenture Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the information that is provided by the Indenture Trustee pursuant to Section 7.05(I) of the Indenture is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Indenture.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___


                         Name:
                               -----------------------------------
                         Title:
                               -----------------------------------

                                   APPENDIX A

                                   DEFINITIONS

               ACCRUED COMPONENT INTEREST: With respect to the B Component and any Payment Date, an amount equal to interest accrued for the related Interest Accrual Period on the Component Principal Balance thereof at the Component Interest Rate for such Payment Date.

               ACCRUED NOTE INTEREST: With respect to the Notes and any Payment Date, an amount equal to interest accrued for the related Interest Accrual Period on the related Note Balance at the related Note Rate for such Payment Date.

               ADMINISTRATIVE FEES: The Servicing Fees and the fees payable to the Grantor Trustee, the Owner Trustee and the Indenture Trustee.

               ALLOCABLE LOSS INTEREST: With respect to any Payment Date and as to any Class of Subordinate Notes and the B Component, an amount equal to interest at the related Note Rate or Component Interest Rate on any Liquidation Loss Amounts previously allocated to such Class or to the B Component and not reimbursed, from the Payment Date such Class or the B Component was allocated such loss until the end of the Collection Period preceding the current Payment Date.

               AFFILIATE:   With  respect  to  any  Person,   any  other  Person
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

               APPRAISED VALUE: For any Home Loan the value of the related Mortgaged Property determined by the appraisal, sales price for such Mortgaged Property or alternative valuation method used in the origination of such Home Loan (which may have been obtained at an earlier time); provided that if such Home Loan was originated simultaneously with or not more than 12 months after a senior lien on the related Mortgaged Property which was originated in a purchase or cash-out refinance transaction, the appraised value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for such Mortgaged Property.

               ASSIGNMENT OF MORTGAGE: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

               AUTHORIZED OFFICER: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

               B COMPONENT: One of two components of the Owner Trust Certificate issued by the Trust, which component has a Component Principal Balance and a Component Interest Rate.

               B COMPONENT PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:

                      o the  remaining  Principal  Distribution  Amount for that
               Payment Date after distribution of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

                      o the  excess  of (A) the sum of (1)  the  aggregate  Note
               Balance of the Senior Notes, the Class M-1 Notes, the Class M-2 Notes and the Class M-3 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2
               Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Payment Date) and (2) the Component Principal Balance of the B Component immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Pool Balance after giving affect to distributions to be made on that Payment Date and (y) the excess of the Pool Balance after giving effect to distributions to be made on that Payment Date, over the Reserve Amount Floor.

               In no event will the B Component Principal Distribution Amount be greater than the Component Principal Balance of the B Component.

               BANKRUPTCY CODE: The Bankruptcy Code of 1978, as amended.
               ---------------

               BASIC DOCUMENTS: The Owner Trust Agreement, the Grantor Trust Agreement, the Indenture, the Home Loan Purchase Agreement, the Servicing
Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

               BENEFICIAL OWNER: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

               BOOK-ENTRY CUSTODIAN: The custodian appointed pursuant to Section
4.06 of the Indenture.

               BOOK-ENTRY NOTES: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

               BUSINESS  DAY:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the States of New York, California, Texas, Minnesota, Pennsylvania, Illinois or Delaware are required or authorized by law to be closed.

               CALENDAR QUARTER: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

               CERTIFICATE OR OWNER TRUST CERTIFICATE: The certificate issued in the form of Exhibit A to the Owner Trust Agreement and outstanding pursuant to the terms of the Owner Trust Agreement, evidencing a beneficial ownership interest in the Trust and comprised of the B Component and the Residual Component, which are not separately transferable.

               CERTIFICATE DISTRIBUTION ACCOUNT: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Owner Trust Agreement. The Certificate Paying Agent will make all distributions on the Owner Trust Certificate from money on deposit in the Certificate Distribution Account. The Certificate Distribution Account shall be an Eligible Account.

               CERTIFICATE DISTRIBUTION AMOUNT: The amount payable to the Certificate Paying Agent under Section 3.05(b)(v), (c)(v), (d)(ii), (d)(ix),
(d)(x) and (d)(xi) of the Indenture for payment to the holders of the Owner Trust Certificate under the Owner Trust Agreement.

     CERTIFICATE PAYING AGENT: The meaning specified in Section 3.10 of the Owner Trust Agreement.

               CERTIFICATE PERCENTAGE INTEREST: With respect to the Owner Trust Certificate and the Grantor Trust Certificate and any date of determination, the percentage interest as stated on the face of the Owner Trust Certificate or Grantor Trust Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Owner Trust Agreement or 5.01 of the Grantor Trust Agreement, as applicable.

               CERTIFICATE PRINCIPAL BALANCE: As of any Payment Date, with respect to the Owner Trust Certificate, an amount equal to the then applicable Certificate Percentage Interest of such Owner Trust Certificate, multiplied by the Outstanding Reserve Amount immediately prior to such Payment Date.

               CERTIFICATE REGISTER: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of the Owner Trust Certificates.

               CERTIFICATE REGISTRAR: Initially, the Indenture Trustee, in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

               CERTIFICATE OF TRUST: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute, including all amendments and restatements.

               CERTIFICATEHOLDER:  The  Person  in  whose  name an  Owner  Trust
Certificate is registered in the Certificate Register except that, any Owner Trust Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate (other than the Class B Issuer) of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Owner Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Owner Trust Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of the Owner Trust Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Owner Trust Certificates and that the pledgee is not the Issuer, any other obligor upon the Owner Trust Certificates or any Affiliate (other than the Class B Issuer) of any of the foregoing Persons.

     CLASS: Collectively, all of the Notes bearing the same designation.

               CLASS A-I NOTES: The Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A- I-5 Notes.

               CLASS A NOTES OR SENIOR NOTES: The Class A-I-1, Class A-I-2, Class A-I-3, Class A-I- 4, Class A-I-5 and Class A-II Notes.

               CLASS B INDENTURE: The Class B Indenture dated December 23, 2003, entered into among the B Issuer, Chase Manhattan Trust Cayman, Ltd., as Paying Agent and Note Registrar and the Class B Trustee.

               CLASS B ISSUER: Foreign Obligation Exchange, Inc. 2003-HI4.

               CLASS B NOTES: The Class B Notes which are to be issued pursuant to the Class B Indenture, which will be secured by the Owner Trust Certificate and will be entitled to the payments paid on the B Component.

               CLASS B TRUSTEE: JPMorgan Chase Bank, and its successors and assigns or any successor indenture trustee to be appointed pursuant to the terms of the Class B Indenture.

               CLASS M NOTES: The Class M-1, Class M-2 and Class M-3 Notes.

               CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:

                      o the  remaining  Principal  Distribution  Amount for that
               Payment  Date  after   distribution   of  the  Senior   Principal
               Distribution Amount; and

                      o the  excess  of (A) the sum of (1)  the  aggregate  Note
               Balance of the Senior Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount for that Payment Date) and (2) the Note Balance of the Class M-1 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Pool Balance after giving affect to distributions to be made on that Payment Date and (y) the excess of the Pool Balance after giving effect to distributions to be made on that Payment Date, over the Reserve Amount Floor.

               In no event will the Class M-1 Principal Distribution Amount be greater than the Note Balance of the Class M-1 Notes.

                CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:

                      o the  remaining  Principal  Distribution  Amount for that
               Payment Date after distribution of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

                      o the  excess  of (A) the sum of (1)  the  aggregate  Note
               Balance of the Senior Notes and the Class M-1 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Payment Date) and (2) the Note Balance of the Class M-2 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Pool Balance after giving affect to distributions to be made on that Payment Date and (y) the excess of the Pool Balance after giving effect to distributions to be made on that Payment Date, over the Reserve Amount Floor.

               In no event will the Class M-2 Principal Distribution Amount be greater than the Note Balance of the Class M-2 Notes.

               CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:

                      o the  remaining  Principal  Distribution  Amount for that
               Payment Date after distribution of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

                      o the  excess  of (A) the sum of (1)  the  aggregate  Note
               Balance of the Senior Notes, the Class M-1 Notes and the Class M-2 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Payment Date) and (2) the Note Balance of the Class M-3 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Pool Balance after giving affect to distributions to be made on that Payment Date and (y) the excess of the Pool Balance after giving effect to distributions to be made on that Payment Date, over the Reserve Amount Floor.

               In no event will the Class M-3 Principal Distribution Amount be greater than the Note Balance of the Class M-3 Notes.

               CLOSING DATE: December 23, 2003.

     CODE: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     COLLATERAL: The meaning specified in the Granting Clause of the Indenture.

     COLLECTION PERIOD: As to any Payment Date, the calendar month preceding the month of that Payment Date.

               COMBINED LOAN-TO-VALUE RATIO: With respect to each Home Loan, the ratio, expressed as a percentage, of (i) the sum of (A) the original principal balance of such Home Loan, and (B) any outstanding principal balance, at origination of such Home Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to (ii) the Appraised Value, or, if permitted by the Program Guide, a statistical valuation or the Stated Value.

               COMMISSION: The Securities and Exchange Commission.

               COMPONENT INTEREST RATE: The interest rate accruing on the B Component, which interest rate shall be 9.00% per annum, provided, that on the Step-Up Date, the Component Interest Rate on the B Component shall increase by 0.50% per annum.

               COMPONENT PRINCIPAL BALANCE: With respect to the B Component, the Initial Component Principal Balance thereof as reduced by the sum of (x) all amounts actually distributed to the Certificate in respect of the B Component on all prior Payment Dates on account of principal and (y) the aggregate, cumulative amount of Liquidation Loss Amounts allocated thereto on all prior Payment Dates.

               CORPORATE TRUST OFFICE: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent, Paying Agent, Grantor Trustee and Class B Trustee, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention:
Institutional Trust Services/Structured Finance Services - Home Loan Trust 2003-HI4. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

               CREDIT SCORES: The figure assigned to a Home Loan that is designed to assess the Mortgagor's credit history which is obtained from credit reports provided by various credit reporting organizations and obtained by many lenders in connection with Home Loan applications to help assess a Mortgagor's creditworthiness.

               CREDIT SUPPORT DEPLETION DATE: The first Payment Date on which the sum of the Outstanding Reserve Amount, the aggregate Note Balance of the Subordinate Notes and the Component Principal Balance of the B Component have been reduced to zero.

               CUSTODIAL ACCOUNT: The account or accounts created and maintained by the Master Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Master Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Loans.

               CUSTODIAL AGREEMENT: Any Custodial Agreement among the Custodian, the Grantor Trustee, the Issuer and the Master Servicer relating to the custody of the Home Loans and the Related Documents.

     CUSTODIAN: Wells Fargo Bank Minnesota, N.A., a national association, and its successors and assigns.

               CUT-OFF DATE: December 1, 2003.

               CUT-OFF DATE LOAN BALANCE: With respect to any Home Loan, the unpaid principal balance thereof as of the close of business on the Business Day immediately prior to the Cut-off Date.

               DEFAULT: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

               DEFICIENT VALUATION: With respect to any Home Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Home Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     DEFINITIVE NOTES: The meaning specified in Section 4.06 of the Indenture.

     DELETED LOAN: A Home Loan replaced or to be replaced with an Eligible Substitute Loan.

               DELINQUENT: As used herein, a Home Loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. Since the determination as to whether a Home Loan falls into these categories is made as of the close of business on the last business day of each month, a Home Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the Home Loan would then be considered 30-59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

     DEPOSITOR: Residential Funding Mortgage Securities II, Inc., a Delaware corporation, or its successor in interest.

               DEPOSITORY OR DEPOSITORY AGENCY: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

               DEPOSITORY PARTICIPANT: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               DERIVATIVE CONTRACT: Any ISDA Master Agreement, together with the related schedule and confirmation, entered into by the Owner Trustee and a Derivative Counterparty in accordance with Section 5.06 of the Owner Trust Agreement.

               DERIVATIVE   COUNTERPARTY:   Any  counterparty  to  a  Derivative
Contract as provided in Section 5.06 of the Owner Trust Agreement.

               DETERMINATION DATE: With respect to any Payment Date, the 20th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

               DUE DATE: The date on which the Monthly Payment on the related Home Loan is due in accordance with the terms of the related Mortgage Note.

               ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Custodial Account, the Grantor Trust Certificate Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account, the Grantor Trust Certificate Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency as of the Closing Date by such Rating Agency).

               ELIGIBLE SUBSTITUTE LOAN: A Home Loan substituted by the Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Home Loan for a Deleted Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty (other than a statistical representation or warranty) set forth in Section 3.1(b) of the Home Loan Purchase Agreement as of the date of substitution; (iii) have a Loan Rate no lower than and not more than 1% in excess of the Loan Rate of such Deleted Loan; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have, at the time of substitution, a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; (vi) be ineligible for inclusion in a real estate mortgage investment conduit ("REMIC") (a "REMIC Ineligible Loan") if the Deleted Loan was a REMIC Ineligible Loan (because (a) the value of the real property securing the Deleted Loan was not at least equal to eighty percent of the adjusted issue price of such loan at the time of origination, calculated by subtracting the amount of any liens that are senior to such Home Loan and a proportionate amount of any lien of equal priority from the value of such property when the Deleted Loan was originated and (b) substantially all of the proceeds of the Deleted Loan were not used to acquire, improve or protect an interest in the real property securing such loan and such real property was the only security for such Deleted Loan); and (vii) not be 30 or more days delinquent.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               EVENT OF DEFAULT: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) a default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                      (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                      (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made which has a material adverse effect on Securityholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                      (iv)  there  occurs  the  filing  of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                      (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     EVENT OF SERVICER TERMINATION: With respect to the Servicing Agreement, a Servicing Default as defined in Section 7.01 of the Servicing Agreement.

               EXCESS RESERVE AMOUNT: With respect to any Payment Date, the lesser of (i) the excess, if any, of the Outstanding Reserve Amount (after application of the Principal Collections and any Liquidation Loss Distribution Amounts for such Payment Date) with respect to that Payment Date over the Reserve Amount Target and (ii) the Principal Collections for that Payment Date.

               EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     EXPENSES:  The  meaning  specified  in  Section  7.02  of the  Owner  Trust
Agreement.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

               FINAL SCHEDULED PAYMENT DATE: The Payment Date in April 2011 with respect to the Class A-I-1 Notes, January 2013 with respect to the Class A-I-2 Notes, April 2016 with respect to the Class A-I- 3 Notes, April 2018 with respect to the Class A-I-4 Notes, and February 2029 with respect to the Class A-I-5, Class A-II, Class M-1, Class M-2 and Class M-3 Notes.

     FNMA: The Federal National Mortgage Association, or any successor thereto.

               FORECLOSURE PROFIT: With respect to a Liquidated Home Loan, the excess, if any, of (x) Net Liquidation Proceeds over (y) the sum of (a) the Loan Balance of the related Home Loan immediately prior to the date it became a Liquidated Home Loan, less any Net Liquidation Proceeds previously received with respect to such Home Loan and applied as a recovery of principal, and (b) accrued and unpaid interest on the related Home Loan at the net Loan Rate through the date of receipt of the proceeds.

               GRANT: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

               GRANTOR TRUST: Grantor Trust 2003-HI4, a New York trust, created pursuant to the Grantor Trust Agreement.

               GRANTOR TRUST AGREEMENT: The Grantor Trust Agreement, dated as of December 23, 2003 among the Grantor Trustee and the Depositor.

               GRANTOR TRUST CERTIFICATE: The certificate issued pursuant to the Grantor Trust Agreement and designated as the Grantor Trust Certificate evidencing a 100% ownership interest in the Grantor Trust.

               GRANTOR TRUST CERTIFICATE ACCOUNT: The account established by the Grantor Trustee pursuant to Section 4.01 of the Grantor Trust Agreement.

     GRANTOR TRUST CERTIFICATEHOLDER: The Person in whose name a Grantor Trust Certificate is registered in the Grantor Trust Certificate Register.

               GRANTOR TRUST CERTIFICATE PRINCIPAL BALANCE: On any date of determination, an amount equal to (i) the initial Certificate Principal Balance of the Grantor Trust Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Grantor Trust Certificate and applied to reduce the Grantor Trust Certificate Principal Balance thereof pursuant to Section 4.02 of the Grantor Trust Agreement, and (y) the aggregate of all reductions in the Grantor Trust Certificate Principal Balance deemed to have occurred in connection with Liquidation Loss Amounts which were previously allocated to such Grantor Trust Certificate.

               GRANTOR TRUST CERTIFICATE REGISTRAR: Initially, the Grantor Trustee, in its capacity as Grantor Trust Certificate Registrar, or any successor to the Grantor Trustee in such capacity.

               GRANTOR TRUST CERTIFICATE REGISTER: The register maintained by the Grantor Trust Certificate Registrar in which the Grantor Trust Certificate Registrar shall provide for the registration and of transfers and exchanges of the Grantor Trust Certificate.

               GRANTOR TRUSTEE: JPMorgan Chase Bank, and its successors and assigns or any successor grantor trustee appointed pursuant to the terms of the Grantor Trust Agreement.

               GROUP I LOANS: The Home Loans designated on the Home Loan Schedule as Group I Loans.

               GROUP II LOANS: The Home Loans designated on the Home Loan Schedule as Group II Loans.

               HOLDER: Any of the Noteholders or Certificateholders.
               ------

               HOME LOANS: At any time, the home loans that have been sold by the Seller under the Home Loan Purchase Agreement, together with the Related Documents, and that remain subject to the terms thereof. The Home Loans consist of the Group I Loans and the Group II Loans.

               HOME LOAN PURCHASE AGREEMENT: The Home Loan Purchase Agreement, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Home Loans, dated as of the Cut-off Date.

               HOME LOAN SCHEDULE: The initial schedule of Home Loans as of the Cut-off Date set forth in Exhibit A-1 (with respect to the Group I Loans) and Exhibit A-2 (with respect to the Group II Loans) of the Servicing Agreement, which schedule sets forth as to each Home Loan in each Loan Group, among other things:

               (i) the Home Loan identifying number ("RFC LOAN #");

               (ii) the state, city and zip code of the Mortgaged Property;

               (iii) the maturity of the Mortgage Note ("MATURITY DATE");

               (iv)   the Loan Rate ("CUR RATE");

               (v)    the Principal Balance at origination ("ORG AMT");

               (vi) the type of property securing the Mortgage Note ("PROPERTY TYPE");

               (vii)  the appraised value ("APPRSL");

               (viii) the initial  scheduled  monthly  payment of principal,  if any, and interest ("ORIGINAL P & I");

               (ix)   the Cut-off Date Loan Balance ("CUT-OFF BAL");

               (x)    the Combined Loan-to-Value Ratio at origination ("CLTV");

               (xi)   the date of the Mortgage Note ("NOTE DATE");

               (xii) the original term to maturity of the Home Loan ("ORIGINAL TERM");

               (xiii) under the column  "OCCP CODE," a code  indicating  whether
                      the  Home  Loan  is  secured  by  a   non-owner   occupied
                      residence;

               (xiv) the Principal Balance of any Home Loan senior thereto ("SR BAL");

               (xv)   the Credit Score ("CR SCORE");

               (xvi)  the debt to income ratio ("DTI");

               (xvii) product code ("PRODUCT CODE");

               (xviii)loan purpose ("PURPOSE");

               (xix) the lien position of the related Mortgage ("LIEN");

               (xx) the Subservicer loan number (SERVICER LOAN #); and

               (xxi) the remaining term of the Home Loan (REMAINING TERM).

Such schedule may consist of multiple reports that collectively set forth all of the information required.

     INDEMNIFIED PARTY: The meaning specified in Section 7.02 of the Trust Agreement.

     INDENTURE: The indenture dated as of December 23, 2003 between the Issuer, as debtor, and the Indenture Trustee, as indenture trustee.

     INDENTURE TRUSTEE: JPMorgan Chase Bank, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

               INDEPENDENT: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Issuer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Issuer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Issuer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               INDEPENDENT CERTIFICATE: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

               INITIAL CERTIFICATE: The Home Loan-Backed Certificates, Series 2003-HI4, issued on the Closing Date, each evidencing undivided beneficial interests in the Issuer and executed by the Owner Trustee.

               INITIAL COMPONENT PRINCIPAL BALANCE: $16,885,000.

               INITIAL NOTE BALANCE: With respect to the Class A-I-1 Notes, $40,439,000 with respect to the Class A-I-2 Notes, $15,471,000, with respect to the Class A-I-3 Notes, $27,031,000 with respect to the Class A-I-4 Notes, $12,976,000, with respect to the Class A-I-5 Notes, $16,522,000, with respect to the Class A-II Notes, $112,439,000, with respect to the Class M-1 Notes, $25,327,000, with respect to the Class M-2 Notes, $21,490,000 and with respect to the Class M-3 Notes, $18,420,000.

               INSOLVENCY EVENT: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

               INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Home Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Loan.

               INTEREST ACCRUAL PERIOD: With respect to the Notes (other than the Class A-I-1 Notes) and the B Component and as to any Payment Date, will be the calendar month preceding the month in which the related Payment Date occurs. With respect to the Class A-I-1 Notes and any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

               INTEREST COLLECTIONS: With respect to any Payment Date and each Loan Group, an amount equal to the sum of (i) the portion allocable to interest of all scheduled monthly payments on the related Home Loans received during the related Collection Period reduced by the Administrative Fees for such Collection Period, (ii) the portion of all Net Liquidation Proceeds allocated to interest under the terms of the related Mortgage Notes, reduced by the Administrative Fees for such Collection Period, (iii) the interest portion of the Repurchase Price for any Deleted Loans in the related Loan Group and the interest portion of the cash purchase price paid in connection with any optional purchase of the Home Loans by the Master Servicer and (iv) any proceeds and recoveries received during the related Collection Period on a Home Loan in the related Loan Group after it becomes a Liquidated Home Loan allocated to Interest Collections in accordance with the last paragraph of Section 3.07 of the Servicing Agreement, reduced by the Administrative Fees for such Collection Period.

               ISSUER OR TRUST: The Home Loan Trust 2003-HI4, a Delaware statutory trust, or its successor in interest.

               ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

               LIBOR: For any Interest Accrual Period other than the first Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period. With respect to the first Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

               LIBOR BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

               LIEN: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

               LIMITED REPURCHASE RIGHT HOLDER: The Master Servicer.
               -------------------------------

               LIQUIDATED HOME LOAN: As to any Payment Date, any Home Loan which the Master Servicer has determined, based on the servicing procedures specified in the Servicing Agreement, as of the end of the preceding Collection Period, that all Liquidation Proceeds which it expects to recover in connection with the disposition of the related Mortgaged Property have been recovered. In addition, the Master Servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

               LIQUIDATION EXPENSES: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Home Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any loan which is senior to such Home Loan and amounts advanced to keep current or pay off a loan that is senior to such Home Loan) respecting the related Home Loan and any related and unreimbursed expenditures for real estate property taxes or for property acquisition, restoration, preservation or disposition, or insurance against casualty loss or damage.

               LIQUIDATION LOSS AMOUNT: With respect to any Payment Date and any Home Loan that became a Liquidated Home Loan during the related Collection Period, the unrecovered portion of the related Loan Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied to reduce the related Loan Balance. In addition, as to any Home Loan for which the principal balance has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

               LIQUIDATION LOSS DISTRIBUTION AMOUNT: As to any Payment Date, an amount equal to the lesser of (i) 100% of the Liquidation Loss Amounts incurred on the Home Loans during the related Collection Period and (ii) the Net Monthly Excess Cash Flow available for payment of the Liquidation Loss Distribution Amount for that Payment Date, as provided in clause (i) of Section 3.05(d) of the Indenture.

               LIQUIDATION PROCEEDS: Proceeds (including Insurance Proceeds) if any received in connection with the liquidation of any Home Loan or related REO, whether through trustee's sale, foreclosure sale, the exercise of the power of eminent domain or condemnation or otherwise.

               LOAN BALANCE: With respect to any Home Loan, other than a Liquidated Home Loan, and as of any day, the related Cut-off Date Loan Balance, minus all collections in respect of principal in accordance with the related Mortgage Note and applied in reduction of the Loan Balance thereof. For purposes of this definition, a Liquidated Home Loan shall be deemed to have a Loan Balance equal to zero.

     LOAN GROUP: Either or both Loan Group I or Loan Group II.

     LOAN GROUP I: The group of Home Loans comprised of the Group I Loans.

     LOAN GROUP II: The group of Home Loans comprised of the Group II Loans.

               LOAN RATE OR MORTGAGE RATE: With respect to any Home Loan and any day, the per annum rate of interest set forth in the related Mortgage Note.

               LOST NOTE AFFIDAVIT: With respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note).

     MASTER SERVICER: Residential Funding Corporation, a Delaware corporation, and its successors and assigns.

               MASTER SERVICING FEE: With respect to any Home Loan and any Collection Period, the product of (i) the Master Servicing Fee Rate divided by 12 and (ii) the Loan Balance of such Home Loan as of the first day of such Collection Period.

               MASTER SERVICING FEE RATE: With respect to any Home Loan, 0.08% per annum.

               MONTHLY PAYMENT: With respect to any Home Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

     MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

               MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Home Loan.

               MORTGAGE FILE: The file containing the Related Documents pertaining to a particular Home Loan and any additional documents required to be added to the Mortgage File pursuant to the Home Loan Purchase Agreement or the Servicing Agreement.

               MORTGAGE NOTE: With respect to a Home Loan, the mortgage note pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

               MORTGAGED PROPERTY: The underlying property, including real property and improvements thereon, securing a Home Loan.

               MORTGAGOR: The obligor or obligors under a Mortgage Note.

               NET LIQUIDATION PROCEEDS: As to any Liquidated Home Loan, the proceeds, including Insurance Proceeds, received in connection with the liquidation of the Home Loan, whether through trustee's sale, foreclosure sale or otherwise, reduced by related expenses, but not including the portion, if any, of the proceeds that exceed the principal balance of the Home Loan at the end of the Collection Period immediately preceding the Collection Period in which the Home Loan became a Liquidated Home Loan.

               NET LOAN RATE: With respect to any Home Loan and any date of determination, a per annum rate of interest equal to the then applicable Loan Rate for such Home Loan minus the Servicing Fee Rate.

               NET MONTHLY  EXCESS CASH FLOW:  For any Payment Date,  the sum of
(i) the excess,  if any, of (a) Interest  Collections for that Payment Date over
(b) the amount payable to the Notes and the B Component in respect of interest as provided in subsection (b) of Section 3.05 of the Indenture and (ii) the Excess Reserve Amount for that Payment Date.

               NOTE BALANCE: With respect to any Payment Date and any Class of Notes, the Initial Note Balance thereof reduced by all payments of principal thereon prior to and as of such Payment Date.

               NOTE OWNER:  The Beneficial Owner of a Note.

     NOTE PAYMENT ACCOUNT:  The account  established and maintained  pursuant to
Section 3.01 of the Class B Indenture.

               NOTE RATE: With respect to the Class A-I-1 Notes, will be the lesser of (a) LIBOR plus 0.19% per annum and (b) 8.00% per annum; with respect to the Class A-I-2 Notes, 2.92% per annum; with respect to the Class A-I-3 Notes, 3.52% per annum; with respect to the Class A-I-4

Notes, 4.59% per annum; with respect to the Class A-I-5 Notes, 5.76% per annum; with respect to the Class A-II Notes, 4.30% per annum; with respect to the Class M-1 Notes, 5.53% per annum; with respect to the Class M-2 Notes, 5.78% per annum; with respect to the Class M-3 Notes, 6.52% per annum; provided, that on the Step-Up Date, the Note Rate on the Class A-5, Class A-II, Class M-1, Class M-2 and Class M-3 Notes shall increase by 0.50% per annum.

               NOTE REGISTER: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

     NOTE REGISTRAR: The Indenture Trustee, in its capacity as Note Registrar.

               NOTEHOLDER: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

               NOTES: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I- 5, Class A-II, Class M-1, Class M-2 or Class M-3 Notes issued and outstanding at any time pursuant to the Indenture.

               OFFICER'S CERTIFICATE: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

               OPINION OF COUNSEL: A written opinion of counsel. Any Opinion of Counsel for the Master Servicer may be provided by in-house counsel for the Master Servicer if reasonably acceptable to the Indenture Trustee, the Class B Trustee, the Grantor Trustee and the Rating Agencies or counsel for the Depositor, as the case may be.

               OPTIONAL REDEMPTION: The right of the Master Servicer to purchase the Home Loans on any Payment Date on which the aggregate Principal Balance of the Home Loans as of the end of the related Collection Period is less than 10% of the Cut-off Date Balance, pursuant to Section 8.08 of the Servicing Agreement.

     ORIGINAL TRUST AGREEMENT: The Trust Agreement, dated as of December 22, 2003, between the Owner Trustee and the Depositor.

     OUTSTANDING: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                      (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

                      (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course.

               OUTSTANDING RESERVE AMOUNT: With respect to any Payment Date, the amount, if any, by which (i) the Pool Balance after applying payments received in the related Collection Period exceeds (ii) the sum of the aggregate Note Balance of the Notes and the Component Principal Balance of the B Component on such Payment Date after application of Principal Collections and Liquidation Loss Amounts for that Payment Date.

               OWNER TRUST AGREEMENT OR TRUST AGREEMENT: The Amended and Restated Owner Trust Agreement, dated as of December 23, 2003, between the Owner Trustee and the Depositor.

               OWNER TRUSTEE: Wilmington Trust Company not in its individual capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

               PAYING AGENT: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

               PAYMENT ACCOUNT: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture. Amounts deposited in the Payment Account will be distributed by the Indenture Trustee in accordance with Section
3.05 of the Indenture.

               PAYMENT DATE: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

               PERCENTAGE INTEREST: With respect to any Note and any date of determination, the percentage obtained by dividing the Note Balance or Notional Amount of such Note, as applicable, by the aggregate of the Note Balances or Notional Amounts of all Notes of the same Class.

               PERMITTED INVESTMENTS:  One or more of the following:
               ---------------------

                      (i) obligations of or guaranteed as to principal and interest by the United
States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                      (vi) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

                      (vii)  federal  funds,  certificates  of  deposit,  demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; PROVIDED that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and PROVIDED FURTHER that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, PROVIDED FURTHER that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                      (viii) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                      (ix) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating category available; and

                      (x) other obligations or securities that are acceptable to each Rating Agency as an Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, provided that if the Master Servicer or any other Person controlled by the Master Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Home Loans;

PROVIDED, HOWEVER, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.

               PERSON: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               PLAN: Any employee benefit plan subject to ERISA and any plan or other arrangement described in Section 4975(e)(1) of the Code.

               PLAN ASSETS: The assets of a Plan as determined under Department of Labor regulation section 2510.3-101 or other applicable law.

               POOL BALANCE: With respect to any date, the aggregate of the Loan Balances of all Home Loans as of such date.

               PREDECESSOR NOTE: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

               PREPAYMENT ASSUMPTION: A 100% Prepayment Assumption used solely for determining the accrual of original issue discount, market discount and premium, if any, on the Notes for federal income tax purposes. A 100% Prepayment Assumption assumes a constant prepayment rate of 2% per annum for the first month, increasing each month by an additional 1.071429% until the fifteenth month. Beginning in the twentieth month and in each month thereafter during the life of the Home Loans, a 100% Prepayment Assumption assumes a constant prepayment rate of 17% per annum each month.

     PRINCIPAL COLLECTIONS: As to any Payment Date, an amount equal to the sum of:

               (i) the principal portion of all scheduled Monthly Payments on the related Home Loans received during the related Collection Period;

               (ii) the principal portion of all proceeds of the repurchase of any Home Loans (or, in the case of a substitution, any Substitution Adjustment Amounts) as required by the Servicing Agreement received during the related Collection Period and the principal portion of the cash purchase price paid in connection with any optional purchase of the Home Loans by the Master Servicer; and

               (iii) the principal portion of all other unscheduled collections received on the Home Loans during the related Collection Period (or deemed to be received during the related Collection Period) (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Insurance Proceeds and Net Liquidation Proceeds), to the extent not previously distributed;

provided, however, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to Section 3.03(ii), (v), (vi) and
(vii) of the Servicing Agreement.

               PRINCIPAL DISTRIBUTION AMOUNT: As to any Payment Date and each Loan Group, the sum of the following:

                      (i) the Principal Collections for that Payment Date;

                      (ii) any Liquidation Loss Distribution Amounts for that Payment Date to the extent covered by the Net Monthly Excess Cash Flow for that Payment Date as provided in clause (i) of Section 3.05(d) of the Indenture; and

                      (iii) the amount of any Reserve Increase Amount for that Payment Date to the extent covered by the Net Monthly Excess Cash Flow for that Payment Date as provided in clause (ii) of Section 3.05(d) of the Indenture;

                      minus

                      (iv) the amount of any Excess Reserve Amount for that Payment Date.

               PRINCIPAL PREPAYMENT: Any payment of principal made by the Mortgagor on a Home Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

     PROGRAM GUIDE: Together, the Seller's Seller Guide and Servicing Guide, as in effect from time to time.

     PROSPECTUS SUPPLEMENT: The prospectus supplement, dated December 17, 2003, relating to the issuance of the Home Loan-Backed Notes, Series 2003-HI4.

     PURCHASE PRICE: The meaning specified in Section 2.2(a) of the Home Loan Purchase Agreement.

     PURCHASER: Residential Funding Mortgage Securities II, Inc., a Delaware corporation, and its successors and assigns.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a FNMA-approved mortgage insurer.

               RATING AGENCY: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities, which initially shall be Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

               RECORD DATE: With respect to the Class A-I-1 Notes and any Payment Date, the Business Day next preceding such Payment Date and with respect to the Notes (other than the Class A-I-1 Notes) and the Certificates and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

               REFERENCE BANK RATE: With respect to any Interest Accrual Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Note Balance of the Class A-1 Notes; PROVIDED that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Class A-1 Notes. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR applicable to the preceding Payment Date; PROVIDED HOWEVER, that if, under the priorities indicated above, LIBOR for a Payment Date would be based on LIBOR for the previous Payment Date for the third consecutive Payment Date, the Indenture Trustee shall select an alternative comparable index over which the Indenture Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

     REFERENCE BANKS: Barclays Bank PLC, Credit Suisse and Abbey National PLC.

     REGISTERED HOLDER: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

               RELATED DOCUMENTS: With respect to each Home Loan, the documents specified in Section 2.1(c) of the Home Loan Purchase Agreement and any documents required to be added to such documents pursuant to the Home Loan Purchase Agreement, the Trust Agreement or the Servicing Agreement.

     RELEASE AGREEMENT: A Release Agreement as defined in Section 3.05 of the Servicing Agreement.

     REO: A Mortgaged Property that is acquired by the Issuer in foreclosure or by deed in lieu of foreclosure.

               REPURCHASE EVENT: With respect to any Home Loan, one of the following: (i) a discovery that, as of the Closing Date, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Home Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property, or (ii) with respect to any Home Loan as to which the Seller delivers a Lost Note Affidavit, a subsequent default on such Home Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of the original Mortgage Note.

               REPURCHASE PRICE: With respect to any Home Loan required to be repurchased on any date pursuant to the Home Loan Purchase Agreement or purchased by the Master Servicer or the Limited Repurchase Right Holder pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as to the second to last day in such month) on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase.

               REQUEST FOR RELEASE: The form attached as Exhibit 4 to the Custodial Agreement or an electronic request in a form acceptable to the Custodian.

     RESERVE AMOUNT FLOOR: An amount equal to 0.50% of the Pool Balance as of the Cut- off Date.

               RESERVE AMOUNT TARGET: As to any Payment Date prior to the Stepdown Date, an amount equal to 2.80% of the aggregate Cut-off Date Pool Balance. On or after the Stepdown Date, the Reserve Amount Target will be equal to the greater of:

        (a) 5.60% of the Pool Balance after applying payments received in the related Collection Period; and

        (b)    the Reserve Amount Floor;

provided, however, that any scheduled reduction to the Reserve Amount Target on or after the Stepdown Date as described above shall not be made on any Payment Date when a Trigger Event is in effect.

In addition, the Reserve Amount Target may be reduced with the consent of the Rating Agencies but without the consent of the Noteholders.

               RESERVE INCREASE AMOUNT: With respect to the any Payment Date, an amount equal to the lesser of (i) the Net Monthly Excess Cash Flow available for payment of the Reserve Increase Amount for that Payment Date, as provided in clause (ii) of Section 3.05(e) of the Indenture and (ii) the excess, if any of
(x) the Reserve Amount Target over (y) the Outstanding Reserve Amount.

               RESIDUAL COMPONENT: One of two components of the Owner Trust Certificate issued by the Trust, which component has neither a Component Principal Balance nor a Component Interest Rate.

               RESPONSIBLE OFFICER: With respect to the Indenture Trustee, the Class B Trustee and the Grantor Trustee, any officer of the Indenture Trustee, the Class B Trustee and the Grantor Trustee, with direct responsibility for the administration of the Indenture, the Class B Indenture and the Grantor Trust Agreement, as applicable, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               SALE:  The meaning specified in Section 5.15 of the Indenture.
               ----

     SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               SECURITY:  Any of the Certificates or Notes.

               SECURITYHOLDER or HOLDER:  Any Noteholder or a Certificateholder.

               SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

     SELLER: Residential Funding Corporation, a Delaware corporation, and its successors and assigns.

               SENIOR PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Payment Date, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:

                    o    the  Principal  Distribution  Amount  for that  Payment
                         Date; and


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                      o the  excess of (A) the  aggregate  Note  Balance  of the
               Senior Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Pool Balance after giving effect to distributions to be made on that Payment Date and (y) the excess of the Pool Balance after giving effect to distributions to be made on that Payment Date, over the Reserve Amount Floor.

               In no event will the Senior Principal Distribution Amount be greater than the aggregate Note Balance of the Class A Notes.

               SERVICING AGREEMENT: The Servicing Agreement dated as of December 23, 2003 among the Grantor Trustee, the Issuer and the Master Servicer, as master servicer.

               SERVICING CERTIFICATE: A certificate prepared by a Servicing Officer on behalf of the Master Servicer in accordance with Section 4.01 of the Servicing Agreement.

     SERVICING DEFAULT: The meaning specified in Section 7.01 of the Servicing Agreement.

     SERVICING FEE: With respect to any Home Loan, the sum of the related Master Servicing Fee and the related Subservicing Fee.

     SERVICING FEE RATE: With respect to any Home Loan, the sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.

               SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

               SIXTY-PLUS DELINQUENCY PERCENTAGE: For any Payment Date, the fraction, expressed as a percentage, equal to the aggregate principal balance of the Home Loans that are 60 or more days delinquent in payment of principal and interest, including Home Loans in foreclosure and Home Loans in REO, over the Pool Balance.

     STANDARD & POOR'S: Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. or its successor in interest.

     STATED VALUE: The value of the Mortgaged Property as stated by the related Mortgagor in his or her application.

     STATUTORY TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 ET SEQ., as the same may be amended from time to time.


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



               STEP-UP DATE: The second Payment Date immediately following the Payment Date on which the Master Servicer can purchase all or some of the Home Loans from the Trust pursuant to Section 8.08 of the Servicing Agreement.

               STEPDOWN DATE: The later of (i) the Payment Date in January 2007 and (ii) the first Payment Date on which the Pool Balance after applying payments received in the related Collection Period is less than approximately 50.00% of the aggregate Pool Balance as of the Cut-off Date.

     SUBORDINATE NOTE: Any of the Class M-1 Notes, Class M-2 Notes or Class M-3 Notes.

               SUBORDINATION PERCENTAGE: As to any Class of Notes and the B Component, the following percentages: with respect to the Class A Notes, 40.90%, with respect to the Class M-1 Notes, 57.40%, with respect to the Class M-2 Notes, 71.40%, with respect to the Class M-3 Notes, 83.40% and with respect to the B Component, 94.40%.

               SUBSERVICER: Any Person with whom the Master Servicer has entered into a Subservicing Agreement as a Subservicer by the Master Servicer.

               SUBSERVICING   ACCOUNT:   An  Eligible  Account   established  or
maintained by a Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

               SUBSERVICING AGREEMENT: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Home Loans as provided in Section 3.01 of the Servicing Agreement.

               SUBSERVICING FEE: With respect to any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Home Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

               SUBSERVICING FEE RATE: With respect to each Home Loan, the amount payable to the related Subservicer, equal to 0.50% per annum.

               SUBSTITUTION ADJUSTMENT AMOUNTS: With respect to any Eligible Substitute Loan, the amount as defined in Section 3.1(b) of the Home Loan Purchase Agreement and any Deleted Loan, the amount, if any, as determined by the Master Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution).

               TERMINATION PRICE: In the event that all of the Home Loans are purchased by the Master Servicer, the Termination Price will be an amount equal to 100% of the unpaid Loan Balance of each Home Loan so purchased, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates through the day preceding the Payment Date on which such purchase occurs, plus any amounts owed by the Seller pursuant to the second paragraph of Section 3.1(c) of the Home


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



Loan Purchase Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause
(x) of Section 3.1(b), that remain unpaid on the date of such purchase.

               TREASURY REGULATIONS: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

               TRIGGER EVENT: A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if either:

               o the three-month average of the Sixty-Plus Delinquency Percentage, as determined as of that Payment Date and the immediately preceding two Payment Dates is greater than 5.00%; or

               o if the Payment Date occurs on or after the 37th Payment Date through the 48th Payment Date, the aggregate amount of Liquidation Loss Amounts on the Home Loans since the Cut-off Date exceeds 8.50% of the Pool Balance as of the Cut-off Date on the 37th Payment Date, plus an additional 1/12th of 3.00% of the Pool Balance as of the Cut-off Date for each Payment Date thereafter up to an including the 48th Payment Date; or

               o if the Payment Date occurs on or after the 49th Payment Date through the 60th Payment Date, the aggregate amount of Liquidation Loss Amounts on the Home Loans since the Cut-off Date exceeds 11.50% of the Pool Balance as of the Cut-off Date on the 49th Payment Date, plus an additional 1/12th of 2.00% of the Pool Balance as of the Cut-off Date for each Payment Date thereafter up to an including the 60th Payment Date; or

               o if the Payment Date occurs on or after the 61st Payment Date through the 72nd Payment Date, the aggregate amount of Liquidation Loss Amounts on the Home Loans since the Cut-off Date exceeds 13.50% of the Pool Balance as of the Cut-off Date on the 61st Payment Date, plus an additional 1/12th of 0.50% of the Pool Balance as of the Cut-off Date for each Payment Date thereafter up to an including the 72nd Payment Date; or

               o if the Payment Date occurs on or after the 73rd Payment Date, the aggregate amount of Liquidation Loss Amounts on the Home Loans since the Cut-off Date exceeds 14.00% of the Pool Balance as of the Cut-off Date provided, however, that if the six-month average of the aggregate Liquidation Loss Amount, as determined for that Payment Date and the immediately preceding five Payment Dates, is less than 50% of the six-month average of the Net Monthly Excess Cash Flow, as determined for that Payment Date and the immediately preceding five Payment Dates, a Trigger Event shall not be deemed to be in effect.


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


     TRUST ESTATE: The meaning specified in the Granting Clause of the Indenture.

               TRUST INDENTURE ACT OR TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

               UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     UNDERWRITERS: Bear, Stearns & Co. Inc. and Residential Funding Securities Corporation.

               UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust other than a "foreign trust" within the meaning of Section 7701(a)(30) of the Code.




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